UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 17, 2024
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Akebia Therapeutics, Inc. (the “Company”) is party to an Agreement for the Provision of a Loan Facility (the “Loan Agreement”), dated January 29, 2024 (the “Closing Date”), with Kreos Capital VII (UK) Limited, which are funds and accounts managed by BlackRock Inc. The Loan Agreement provides for a senior secured term loan facility in the aggregate principal amount of up to $55.0 million, subject to certain customary conditions (the “Term Loan Facility”). The Loan Agreement provided the Company access to an initial tranche of $37.0 million, which was funded on the Closing Date. In addition to the initial tranche, the Term Loan Facility included additional tranches available as follows: $8.0 million available in a single draw through December 31, 2024 (the “Tranche B Loan”), and $10.0 million available in a single draw through December 31, 2024 (the “Tranche C Loan”). On April 17, 2024, the Company elected to drawdown the Tranche B Loan and net proceeds of $7.5 million were received on April 19, 2024, after deducting debt issuance costs, fees, and expenses. Immediately following this $8.0 million drawdown, $10.0 million of borrowing capacity under the Tranche C Loan remained available under the Loan Agreement, subject to the terms and conditions set forth therein.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the full text of the Loan Agreement which was filed as Exhibit 10.102 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed by the Company on March 14, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: April 23, 2024	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer